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                                                                   EXHIBIT 10.16


                    DESIGNATED EXECUTIVE OFFICER BONUS PLAN
                                FOR FISCAL 2000

ELIGIBILITY AND PARTICIPATION

Eligibility in this plan is limited to the Designated Senior Executive Officers, which presently includes the following:

      o     Chairman of the Board and Chief Executive Officer
      o     President and Chief Operating Officer


TARGET INCENTIVE AWARDS

For fiscal year 2000, the percentages defined for each participant are shown below:

                                          TARGET INCENTIVE AWARD
POSITION                                AS A PERCENT OF BASE SALARY
--------                                ---------------------------
COB/CEO                                            50%
Pres/COO                                           50%


PERFORMANCE MEASURES

                                                  CORPORATE
PERFORMANCE MEASURES                             PARTICIPANTS
--------------------                             ------------
Corporate Revenues                                   30%
Corporate Income Before Tax                          70%
                                                   ----
Total                                               100%


DEFINITION OF CORPORATE INCOME

This definition excludes extraordinary items and changes in accounting principles, as defined by GAAP.

Extraordinary items, as defined by GAAP, include items of a very unusual and infrequent nature, a good example of which is a loss incurred in the early extinguishment of debt.

Changes in accounting principles as a result of new pronouncements or requirements issued by accounting authorities such as SEC, FASB, etc.

Non-recurring and unusual items not included or planned for in the budgeted bonus targets may be excluded from the corporate income before income taxes, as defined, at the recommendation of management and at the discretion and agreement of the Nominating and Compensation Committee.